Exhibit 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT




We consent to the use in this Registration Statement on Form SB-2 of our report dated April 14, 2005, relating to the financial statements of China Biopharmaceuticals Holdings, Inc. and to the reference to our Firm under the caption "Experts" in the Prospectus.

                                            /s/ Kempisty & Company, CPA's, P.C.

                                            Kempisty & Company
                                            Certified Public Accountants, P.C.
                                            New York, New York


Dated: March 24, 2006